UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2006
                                                           ------------

                        ATLANTIC LIBERTY FINANCIAL CORP.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-49967               16-1615014
-----------------------            ------------------       -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


186 Montague Street, Brooklyn, New York                          11201
---------------------------------------                       ----------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (718) 855-3555
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
              ------------

On June 6, 2006 the Company announced the Office of Thrift Supervision's approval of Flushing Financial Corporation's acquisition of Atlantic Liberty Financial Corporation. A press release is included as an exhibit.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

(a)           Financial Statements of businesses acquired. Not Applicable.

(b)           Pro forma financial information. Not Applicable.

(c)           Exhibits.

              The following Exhibit is attached as part of this report:


              99.1 Press release dated June 6, 2006 announcing the Office of Thrift Supervision's approval of Flushing Financial Corporation's Acquisition of Atlantic Liberty Financial Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  ATLANTIC LIBERTY FINANCIAL CORP.



DATE: June 9, 2006                By: /s/ William M. Gilfillan
                                      -------------------------
                                         William M. Gilfillan
                                           Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

          99.1 Press release dated June 6, 2006 announcing the Office of Thrift Supervision's approval of Flushing Financial Corporation's Acquisition of Atlantic Liberty
                                    Financial Corporation.